Exhibit 10.24

FIRST MODIFICATION OF PROMISSORY NOTE

THIS FIRST MODIFICATION OF PROMISSORY NOTE (“Modification”) is dated as of the 11th day of December, 2017, between FIRSTFORM, INC. and SPORTS FIELD HOLDINGS, INC. (the “Borrowers”) and GENLINK CAPITAL, LLC (the “Lender”).

Recitals:

A.	The Borrowers executed a Promissory Note, in the original principal amount of $1,000,000.00, dated July 14, 2016 (the “Note”).

B.	The Borrowers have requested that the Lender permit certain modifications to the Note as described below.

C.	The Lender has agreed to such modifications, but only upon the terms and conditions of this Modification.

TERMS OF AGREEMENT

In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrowers and the Lender agree as follows:

1.	All terms not otherwise defined in this Modification shall have the meaning given to such terms in the Note.

2.	The principal balance of the Note outstanding as of the date of this Modification is $1,000,000.00.

3.	Contemporaneously with the execution of this Modification, the Borrowers shall pay to the Lender, in the form of immediately available funds, a modification fee of $10,000.00.

4.	Upon the Lender’s receipt of the modification fee set forth in paragraph 3 above, the Note shall be modified as follows:

a.	The Maturity Date of the Note is changed to January 25, 2019.

b.	The first paragraph of the section titled “PAYMENT AND REBORROWING” is deleted in its entirety and the following new paragraph is substituted in lieu thereof:

PAYMENT AND REBORROWING. Borrowers shall make monthly payments of principal plus accrued interest, in the amount of $20,833.33. Borrowers’ first payment of $20,833.33 shall be due on January 25, 2018, and all subsequent payments are due on the same day of each month after that. In addition, on the Due Date, Borrowers shall make one payment in the amount of all unpaid principal and interest.

5.	Except as stated above, all other terms of the Note shall remain unchanged and in full force and effect.

IMPORTANT: READ BEFORE SIGNING THE AGREEMENT(S) ACCOMPANYING THIS NOTICE. THE TERMS OF THE AGREEMENT(S) SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN CONTRACT(S) MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THE AGREEMENT(S) ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

BORROWERS ACKNOWLEDGE RECEIPT OF A COPY OF THIS MODIFICATION TO PROMISSORY NOTE.

IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

BORROWERS:		LENDER:

FIRSTFORM, INC.		GENLINK CAPITAL, LLC

By:	/s/ Jeromy Olson	By:	/s/ Jeremy Rasmussen
	Jeromy Olson, its CEO		Jeremy Rasmussen, Director
12/11/2017

SPORTS FIELD HOLDINGS, INC.

By:	/s/ Jeromy Olson, its CEO
12/11/2017